Leases	12 Months Ended
Dec. 31, 2016
Leases
Leases

Note 14—Leases

The Company’s lease obligations primarily relate to real estate and office equipment. Rent expense was $459 million, $497 million and $558 million in 2016, 2015 and 2014, respectively. Sublease income received by the Company on leased assets was $13 million, $13 million and $17 million in 2016, 2015 and 2014, respectively.

At December 31, 2016, future net minimum lease payments for operating leases, having initial or remaining non-cancelable lease terms in excess of one year, consisted of the following:

($ in millions)
2017	382
2018	304
2019	248
2020	205
2021	166
Thereafter	243

1,548
Sublease income	(24)

Total	1,524

At December 31, 2016, the future net minimum lease payments for capital leases and the present value of the net minimum lease payments consisted of the following:

($ in millions)
2017	30

2018	25
2019	23
2020	18
2021	13
Thereafter	68

Total minimum lease payments	177

Less amount representing estimated executory costs
included in total minimum lease payments	(1)

Net minimum lease payments	176
Less amount representing interest	(62)

Present value of minimum lease payments	114

Minimum lease payments have not been reduced by minimum sublease rentals due in the future under non-cancelable subleases. Such minimum sublease rentals were not significant. The present value of minimum lease payments is included in “Short-term debt and current maturities of long-term debt” or “Long-term debt” in the Consolidated Balance Sheets.